UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2012

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Hudson City Bancorp, Inc. (the “Company”) was held on April 25, 2012. As of the record date, there were a total of 528,118,173 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting 453,769,461 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders and the Company’s independent inspectors of election reported the final results of the vote on each proposal as noted below.

Proposal 1 - Election of Directors.

Each of Denis J. Salamone, Michael W. Azzara and Victoria H. Bruni were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2015, or when their successors are otherwise duly elected and qualified. The three directors having received the requisite vote of a majority of the votes cast, as indicated below, were elected as directors of the Company.

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Denis J. Salamone	327,030,983	55,994,393	882,580	69,861,505
Michael W. Azzara	309,252,372	72,490,194	872,390	71,154,505
Victoria H. Bruni	330,510,622	52,435,207	962,127	69,861,505

Proposal 2 - The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The shareholders were asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. The appointment was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
441,595,342	10,395,868	1,778,251	0

Proposal 3 - Approval of a non-binding advisory proposal on named executive officer compensation.

The shareholders were asked to approve the compensation awarded to the Company’s named executive officers as set forth in the Company’s proxy statement in a non-binding advisory vote. This non-binding advisory proposal was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
283,128,787	98,239,703	2,509,466	69,891,505

Proposal 4 - Approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors.

The shareholders were asked to approve an amendment to the Company’s Certificate of Incorporation that would phase-in the declassification of our Board of Directors and provide instead for the annual election of directors. This amendment was approved by the requisite vote of a majority of the outstanding shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
372,957,881	7,825,684	3,124,391	69,861,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Anthony J. Fabiano
Anthony J. Fabiano
Senior Vice President

Dated: April 27, 2012

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